UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  January 9, 2015

PEGASI ENERGY RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-54842	20-4711443
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

218 N. Broadway, Suite 204, Tyler, Texas 75702
(Address of principal executive offices)

Registrant’s telephone number, including area code: (903) 595-4139

Copy of correspondence to:

Marc J. Ross, Esq.
James M. Turner, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Tel:  (212) 930-9700   Fax:  (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement.
Item 3.02  Unregistered Sales of Equity Securities.

On January 9, 2015 (the “Closing Date”), Pegasi Energy Resources Corporation (the “Company”) conducted a private offering (the “Private Offering”) and entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain accredited investors (individually, an “Investor” and collectively, the “Investors”) whereby the Company issued and sold  to the Investors 12% Senior Secured Convertible Notes (the “Notes”) in the aggregate amount of $525,000 and Warrants (the “Warrants”) to purchase up to one million four hundred fifty-eight thousand three hundred thirty-three (1,458,333) shares (the “Warrant Shares”) of the Company’s common stock (the “Common Stock”).

Subsequent to the Closing Date, an additional investment by two other Investors was made, in which the Company received gross proceeds of $350,000 and issued additional Notes in the aggregate amount of $350,000 and Warrants to purchase up to nine hundred seventy-two thousand two hundred twenty-two (972,222) Warrant Shares. To date, the aggregate gross proceeds raised in this Private Offering are $875,000.

The Notes are due upon written demand of Investors holding a majority in interest of outstanding Notes, provided, however, that such demand cannot be made prior to January 9, 2016 and will bear interest at the rate of 12% per annum.

The Notes are convertible, in whole or in part, into shares of Common Stock (the “Conversion Shares”) at the option of the Investor, at the lower of (i) $0.12 or (ii) the higher of (x) $0.05 or (y) the volume weighted average price of the Common Stock for the 10 trading days immediately preceding the date of conversion, subject to adjustment upon certain events, as set forth in the Note. The Conversion Shares and the Warrant Shares are collectively referred to herein as the “Registrable Securities.”

The Company has the right, at any time after the later of (i) February 28, 2015 and (ii) the date that the Registration Statement (as hereinafter defined) is declared effective, to redeem some or all of the outstanding Notes, upon 30 days prior written notice.  If the Notes are redeemed prior to the first anniversary of issuance, the redemption price shall equal 110% of the amount of principal and interest being redeemed.

The Warrants are exercisable, at the option of the Investor, for seven (7) years after issuance, in whole or in part, at an exercise price equal to the lower of (i) $0.132 or (ii) the higher of (x) $0.06 or (y) 110% of the volume weighted average price of the Common Stock for the 10 trading days immediately preceding the date of exercise, subject to adjustment upon certain events, as set forth in the Warrant.

The convertibility of the Notes and the exercisability of the Warrants each may be limited if, upon conversion or exercise (as the case may be), the holder thereof or any of its affiliates would beneficially own more than 4.99% of Common Stock.

To secure the Company’s obligations under the Notes, the Company granted the Investors a security interest in certain of one of its subsidiary’s assets in the Company as described in the Deed of Trust, Mortgage, Security Agreement, Financing Statement and Assignment of Production, as amended (the “Security Agreement”).  In addition, pursuant to a guarantee, one of the Company’s subsidiaries agreed to guarantee the punctual payment, as and when due and payable, of all amounts owed by the Company in respect of the Securities Purchase Agreement, the Notes and the other transaction documents executed in connection with the Securities Purchase Agreement.

The Company has agreed to file, no later than 120 days following the Closing Date, a registration statement on Form S-3 or other appropriate form (the “Registration Statement”) with the SEC to register the Registrable Securities under the Securities Act of 1933, as amended (the “Securities Act”), or as many of such Registrable Securities as permitted by Rule 415 of the Securities Act.  If all Registrable Securities cannot be registered on the initial Registration Statement, then the Company shall file additional registration statements until all the Registrable Securities shall have been registered under the Securities Act.

On the Closing Date, the Company reimbursed the lead Investor for all costs and expenses incurred by it or its affiliates in connection with the transactions contemplated by the transaction documents in an amount equal to $55,000.

The Notes and Warrants sold in the Private Offering were not registered under the Securities Act or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(a)(2), Rule 506 of Regulation D promulgated under the Securities Act and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering. Each Investor represented that it is an “accredited investor” as that term is defined in Rule 501 of Regulation D.    Sichenzia Ross Friedman Ference LLP represented the Company in connection with the Private Offering.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such securities contain a legend stating the same.

The foregoing information is a summary of the agreements involved in the Private Offering described above, is not complete, and is qualified in its entirety by reference to the full text of such agreements, copies of which are attached as exhibits to this Current Report on Form 8-K.  Readers should review such agreements for a complete understanding of the terms and conditions associated with this Private Offering.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.	Description
10.01	Form of Securities Purchase Agreement
10.02	Form of 12% Secured Convertible Note
10.03	Form of Common Stock Purchase Warrant
10.04	Form of Registration Rights Agreement
10.05	Form of Deed of Trust, Mortgage, Security Agreement, Financing Statement and Assignment of Production
10.06	Form of Guarantee
10.07	First Supplement, Amendment, and Restatement of Deed of Trust, Mortgage, Security Agreement, Financing Statement and Assignment of Production

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEGASI ENERGY RESOURCES CORPORATION

Dated: January 15, 2015	By: /s/ JONATHAN WALDRON
Jonathan Waldron Chief Financial Officer